Exhibit A

         Registered Investment Companies Subject to Management Agreement
-------------------------------------------------------- -----------------------

Registered Investment Company and Funds                                Date
-------------------------------------------------------- -----------------------

American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund                  August 1, 1997
     Benham California Insured Tax-Free Fund                      August 1, 1997
     Benham California Intermediate-Term Tax-Free Fund            August 1, 1997
     Benham California Limited-Term Tax-Free Fund                 August 1, 1997
     Benham California Long-Term Tax-Free Fund                    August 1, 1997
     Benham California Municipal Money Market Fund                August 1, 1997
     Benham California Tax-Free Money Market Fund                 August 1, 1997

American Century Government Income Trust
     Benham Capital Preservation Fund                             August 1, 1997
     Benham GNMA Fund                                             August 1, 1997
     Benham Government Agency Money Market Fund                   August 1, 1997
     Benham Inflation-Adjusted Treasury Fund                      August 1, 1997
     Benham Intermediate-Term Treasury Fund                       August 1, 1997
     Benham Long-Term Treasury Fund                               August 1, 1997
     Benham Short-Term Government Fund                            August 1, 1997
     Benham Short-Term Treasury Fund                              August 1, 1997

American Century International Bond Funds
     Benham International Bond Fund                               August 1, 1997

American Century Investment Trust
     Benham Prime Money Market Fund                               August 1, 1997

American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund              August 1, 1997
     Benham Florida Intermediate-Term Municipal Fund              August 1, 1997
     Benham Florida Municipal Money Market Fund                   August 1, 1997
     Benham Intermediate-Term Tax-Free Fund                       August 1, 1997
     Benham Limited-Term Tax-Free Fund                            August 1, 1997
     Benham Long-Term Tax-Free Fund                               August 1, 1997
     Benham High-Yield Municipal Fund                             March 31, 1998
     Benham Tax-Free Money Market Fund                            August 1, 1997

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                          August 1, 1997
     American Century Global Gold Fund                            August 1, 1997
     American Century Global Natural Resources Fund               August 1, 1997
     American Century Income & Growth Fund                        August 1, 1997
     American Century Utilities Fund                              August 1, 1997

American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                         August 1, 1997
     Benham Target Maturities Trust: 2005                         August 1, 1997
     Benham Target Maturities Trust: 2010                         August 1, 1997
     Benham Target Maturities Trust: 2015                         August 1, 1997
     Benham Target Maturities Trust: 2020                         August 1, 1997
     Benham Target Maturities Trust: 2025                         August 1, 1997
-------------------------------------------------------- -----------------------


By executing this Exhibit A, each Fund executes the Management Agreement to which it is attached and all of its Exhibits and amendments as of the date specified above.

                                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                        MUNICIPAL FUNDS
                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                       AMERICAN CENTURY INVESTMENT TRUST
                                       AMERICAN CENTURY MUNICIPAL TRUST
                                       AMERICAN CENTURY QUANTITATIVE EQUITY
                                        FUNDS
AMERICAN CENTURY INVESTMENT            AMERICAN CENTURY TARGET MATURITIES TRUST
MANAGEMENT, INC.


Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                    Exhibit B

                          Series Investment Categories
---------------------------- ---------------------------------------------------

Investment Category          Series
---------------------------- ---------------------------------------------------

Money Market Funds           Benham California Municipal Money Market Fund
                             Benham California Tax-Free Money Market Fund
                             Benham Capital Preservation Fund
                             Benham Florida Municipal Money Market Fund
                             Benham Government Agency Money Market Fund
                             Benham Prime Money Market Fund
                             Benham Tax-Free Money Market Fund

Bond Funds                   Benham Arizona Intermediate-Term Municipal Fund
                             Benham California High Yield Municipal Fund
                             Benham California Insured Tax-Free Fund
                             Benham California Intermediate-Term Tax-Free Fund
                             Benham California Limited-Term Tax-Free Fund
                             Benham California Long-Term Tax-Free Fund
                             Benham Florida Intermediate-Term Municipal Fund
                             Benham GNMA Fund
                             Benham High-Yield Municipal Fund
                             Benham Inflation-Adjusted Treasury Fund
                             Benham Intermediate-Term Tax-Free Fund
                             Benham Intermediate-Term Treasury Fund
                             Benham International Bond Fund
                             Benham Limited-Term Tax-Free Fund
                             Benham Long-Term Tax-Free Fund
                             Benham Long-Term Treasury Fund
                             Benham Short-Term Government Fund
                             Benham Short-Term Treasury Fund
                             Benham Target Maturities Trust: 2000
                             Benham Target Maturities Trust: 2005
                             Benham Target Maturities Trust: 2010
                             Benham Target Maturities Trust: 2015
                             Benham Target Maturities Trust: 2020
                             Benham Target Maturities Trust: 2025

Equity Funds                 American Century Equity Growth Fund
                             American Century Global Gold Fund
                             American Century Global Natural Resources Fund
                             American Century Income & Growth Fund
                             American Century Utilities Fund
--------------------------------------------------------------------------------

Dated:  March 31, 1998

                                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                        MUNICIPAL FUNDS
                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                       AMERICAN CENTURY INVESTMENT TRUST
                                       AMERICAN CENTURY MUNICIPAL TRUST
                                       AMERICAN CENTURY QUANTITATIVE EQUITY
                                        FUNDS
AMERICAN CENTURY INVESTMENT            AMERICAN CENTURY TARGET MATURITIES TRUST
MANAGEMENT, INC.

As executed on behalf of the above in  As executed on behalf of the above in
Exhibit A by                           Exhibit A by
Robert C. Puff                         Douglas A. Paul
President                              Secretary

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds
Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
---------------                   --------
First $1 billion                  0.2500%                          Benham Capital Preservation Fund
Next $1 billion                   0.2070%                     Benham Government Agency Money Market Fund
                                                   ------------------------------------------------------------------
Next $3 billion                   0.1660%
Next $5 billion                   0.1490%
Next $15 billion                  0.1380%
Next $25 billion                  0.1375%
Thereafter                        0.1370%


Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
---------------                   --------
First $1 billion                  0.2700%                    Benham California Tax-Free Money Market Fund
Next $1 billion                   0.2270%                    Benham California Municipal Money Market Fund
Next $3 billion                   0.1860%                     Benham Florida Municipal Money Market Fund
Next $5 billion                   0.1690%                          Benham Tax-Free Money Market Fund
                                                   ------------------------------------------------------------------
Next $15 billion                  0.1580%
Next $25 billion                  0.1575%
Thereafter                        0.1570%


Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
---------------                   --------
First $1 billion                  0.3700%                           Benham Prime Money Market Fund
                                                   ------------------------------------------------------------------
Next $1 billion                   0.3270%
Next $3 billion                   0.2860%
Next $5 billion                   0.2690%
Next $15 billion                  0.2580%
Next $25 billion                  0.2575%
Thereafter                        0.2570%


                       Category Fee Schedules: Bond Funds


Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
---------------                   --------
First $1 billion                  0.2800%                           Benham Short-Term Treasury Fund
Next $1 billion                   0.2280%                       Benham Intermediate-Term Treasury Fund
Next $3 billion                   0.1980%                           Benham Long-Term Treasury Fund
Next $5 billion                   0.1780%                    Benham California Limited-Term Tax-Free Fund
Next $15 billion                  0.1650%                  Benham California Intermediate-Term Tax-Free Fund
Next $25 billion                  0.1630%                      Benham California Long-Term Tax-Free Fund
Thereafter                        0.1625%                       Benham California Insured Tax-Free Fund
                                                            Benham Arizona Intermediate-Term Municipal Fund
                                                            Benham Florida Intermediate-Term Municipal Fund
                                                                   Benham Limited-Term Tax-Free Fund
                                                                Benham Intermediate-Term Tax-Free Fund
                                                                    Benham Long-Term Tax-Free Fund
                                                                Benham Inflation-Adjusted Treasury Fund
                                                   ------------------------------------------------------------------


Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
---------------                   --------
First $1 billion                  0.3100%                     Benham California High-Yield Municipal Fund
                                                   ------------------------------------------------------------------
Next $1 billion                   0.2580%
Next $3 billion                   0.2280%
Next $5 billion                   0.2080%
Next $15 billion                  0.1950%
Next $25 billion                  0.1930%
Thereafter                        0.1925%


Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
---------------                   --------
First $1 billion                  0.3600%                                  Benham GNMA Fund
Next $1 billion                   0.3080%                          Benham Short-Term Government Fund
Next $3 billion                   0.2780%                        Benham Target Maturities Trust: 2000
Next $5 billion                   0.2580%                        Benham Target Maturities Trust: 2005
Next $15 billion                  0.2450%                        Benham Target Maturities Trust: 2010
Next $25 billion                  0.2430%                        Benham Target Maturities Trust: 2015
Thereafter                        0.2425%                        Benham Target Maturities Trust: 2020
                                                                 Benham Target Maturities Trust: 2025
                                                   ------------------------------------------------------------------


                       Category Fee Schedules: Bond Funds
                                   (continued)


Schedule 4
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 4 Funds:
---------------                   --------
First $1 billion                  0.6100%                           Benham International Bond Fund
                                                   ------------------------------------------------------------------
Next $1 billion                   0.5580%
Next $3 billion                   0.5280%
Next $5 billion                   0.5080%
Next $15 billion                  0.4950%
Next $25 billion                  0.4930%
Thereafter                        0.4925%


Schedule 5
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 5 Funds:
---------------                   --------
First $1 billion                  0.4100%                          Benham High-Yield Municipal Fund
                                                   ------------------------------------------------------------------
Next $1 billion                   0.3580%
Next $3 billion                   0.3280%
Next $5 billion                   0.3080%
Next $15 billion                  0.2950%
Next $25 billion                  0.2930%
Thereafter                        0.2925%


                      Category Fee Schedules: Equity Funds


Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
---------------                   --------
First $1 billion                  0.5200%                         American Century Equity Growth Fund
Next $5 billion                   0.4600%                          American Century Global Gold Fund
Next $15 billion                  0.4160%                   American Century Global Natural Resources Fund
Next $25 billion                  0.3690%                        American Century Income & Growth Fund
Next $50 billion                  0.3420%                           American Century Utilities Fund
                                                   ------------------------------------------------------------------
Next $150 billion                 0.3390%
Thereafter                        0.3380%


Dated:  August 1, 1997

                                                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                                       AMERICAN CENTURY INVESTMENT TRUST
                                                       AMERICAN CENTURY MUNICIPAL TRUST
                                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           AMERICAN CENTURY TARGET MATURITIES TRUST

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by
Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                               Exhibit D
                          Complex Fee Schedule

         Complex Assets                              Fee Rate
         First $2.5 billion                          0.3100%
         ----------------------------------
         Next $7.5 billion                           0.3000%
         ----------------------------------
         Next $15.0 billion                          0.2985%
         ----------------------------------
         Next $25.0 billion                          0.2970%
         ----------------------------------
         Next $50.0 billion                          0.2960%
         ----------------------------------
         Next $100.0 billion                         0.2950%
         ----------------------------------
         Next $100.0 billion                         0.2940%
         ----------------------------------
         Next $200.0 billion                         0.2930%
         ----------------------------------
         Next $250.0 billion                         0.2920%
         ----------------------------------
         Next $500.0 billion                         0.2910%
         ----------------------------------
         Thereafter                                  0.2900%



Dated:  March 31, 1998

                                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                        MUNICIPAL FUNDS
                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                       AMERICAN CENTURY INVESTMENT TRUST
                                       AMERICAN CENTURY MUNICIPAL TRUST
                                       AMERICAN CENTURY QUANTITATIVE EQUITY
                                        FUNDS
AMERICAN CENTURY INVESTMENT            AMERICAN CENTURY TARGET MATURITIES TRUST
MANAGEMENT, INC.

As executed on behalf of the above in  As executed on behalf of the above in
Exhibit A by                           Exhibit A by
Robert C. Puff                         Douglas A. Paul
President                              Secretary